Income Taxes	6 Months Ended	12 Months Ended
	Sep. 30, 2025	Mar. 31, 2025
Income Tax Disclosure [Abstract]
Income Taxes

12. Income Taxes

The components of income tax expense for the three and six months ended September 30, 2025 and 2024, were as follows:

(Dollars in thousands)	Three Months Ended September 30,		Six Months Ended September 30,
	2025	2024	2025	2024
Current expense
Federal	$36	$—	$36	$28
State	7	—	7	—
Deferred expense
Federal	—	—	—	—
State	—	—	—	—
Income tax expense	$43	$—	$43	$28

15. Income Taxes

The components of income tax expense (benefit) for the years ended March 31, 2025 and 2024, were as follows:

	Year Ended March 31,
(Dollars in thousands)	2025	2024
Current provision expense (benefit)
Federal	$—	$—
State and local	80	—

Deferred provision expense (benefit)
Federal	$6,370	$788
State and local	743	—
Valuation allowance	(7,113)	—
Income tax expense (benefit)	$80	$788

Income tax expense differs from the amounts computed by applying the Federal statutory rate to pre-tax income (loss). A reconciliation between the Federal statutory income tax rate of 21% to the effective income tax rate of negative 11.07% and negative 0.03% for the years ended March 31, 2025 and 2024, respectively, are shown below:

	Year Ended March 31,
(Dollars in thousands)	2025	2024
Expected statutory income tax expense (benefit)	$(152)	$(558,052)
Amounts not deductible for income tax - goodwill impairment	775	490,969
Amounts not deductible for income tax - other	1,448	4,919
Amounts attributable to non-taxable flow-through entities	5,122	2,445
Return to provision adjustment	3,201	410
Change in valuation allowance	(10,314)	60,097
Income tax expense	$80	$788

Certain prior year items have been reclassified to conform with current year presentation.

The components of gross deferred tax assets and gross deferred tax liabilities as of March 31, 2025 and 2024, are as follows (included in other assets):

(Dollars in thousands)	March 31, 2025	March 31, 2024
Deferred income tax assets:
Passthrough differences - temporary	$30,112	$28,130
Loss on arbitration	—	11,544
Share-based compensation	4,089	4,567
Net operating loss	24,296	17,658
Other	163	—
Non-current deferred income tax assets	58,660	61,899

Deferred income tax liabilities:
Other	—	—
Non-current deferred income tax liabilities	—	—
Less: valuation allowance	58,660	61,899
Total deferred income tax liability	$—	$—

As of March 31, 2025 and 2024, our gross federal and state net operating loss carryforwards for income tax purposes were approximately $114.2 million and $82.4 million, respectively. Under the Tax Act, federal net operating loss carryforwards can be carried forward indefinitely but the deduction for federal net operating loss is limited to 80% of taxable income for any given year. The Company’s state net operating losses can generally be carried forward indefinitely but the deduction for state net operating loss is generally limited to 80% of taxable state income for any given year. The change in the valuation allowance from March 31, 2024 is a decrease of $3.2 million.

The Company has evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets. Management has considered the Company’s history of cumulative net losses incurred over the past three years and has concluded that it is more likely than not that the Company will not realize the benefits of the deferred tax assets. Accordingly, a full valuation allowance has been established against the net deferred tax assets as of March 31, 2025 and 2024.

The Company does not have any significant uncertain tax positions as of March 31, 2025 and 2024, and the 2021, 2022, 2023 and 2024 tax years remain subject to examination by major tax jurisdictions as of the date of this report.